UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

GOODMAN GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32850	20-1932202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe Suite 500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 861-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2008, stockholders of Goodman Global, Inc. (the “Company”) holding a majority of the shares entitled to vote thereon approved the adoption of the previously-disclosed Agreement and Plan of Merger, dated as of October 21, 2007 with affiliates of the private equity firm Hellman & Friedman LLC.

A copy of the press release issued by the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goodman Global, Inc.

Date: January 11, 2008	By:	/s/ Ben D. Campbell
Ben D. Campbell Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 11, 2008.

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